Exhibit 10.41

GUARANTY

Guarantor: Global Energy, Inc.

Grantor: Lima Energy Company

To: Ohio National Financial Services, Inc.

One Financial Way

Cincinnati, OH 45242

This Guaranty (“Guaranty”) is executed and delivered as of the date set forth below by the undersigned guarantor, Global Energy, Inc (“Guarantor” or Corporation”) in favor of Ohio National Financial Services, Inc. (“Secured Party”). Secured Party may, from time to time, enter into agreements with or extend financial accommodations to Lima Energy Company (“Grantor”). Secured Party is unwilling to enter into such agreements with or extend financial accommodations to Grantor, unless Guarantor absolutely and unconditionally guarantees to Secured Party the payment and performance of all obligations of Grantor at any time owing to Secured Party. With knowledge that Secured Party will enter into agreements with or extend financial accommodations to Grantor in reliance upon the existence of this Guaranty and the validity and enforceability of the obligations and liabilities of Guarantor to Secured Party contemplated hereby, Guarantor agrees with Secured Party as follows:

I. Guaranty

1.1 Guarantor guarantees to Secured Party the prompt payment and/or performance of all indebtedness, obligations and liabilities of Grantor at any time owing to Secured Party, whether direct or indirect, matured or unmatured, primary or secondary, certain or contingent, or acquired by or otherwise created in favor of Secured Party arising under or in connection with that certain Promissory Note in the original principal amount of $2,000,000 (“Note”) the Security Agreement, and Pledge Agreement each dated of even date herewith (“Secured Obligations”). This Guaranty is a guaranty of payment and not a guaranty of collection. Guarantor guarantees to Secured Party the punctual and faithful performance by Grantor of each and every Secured Obligation, including but not limited to the right to convert debt into common stock of the Guarantor as provided in the Note, all without offset or deduction for any reason. Guarantor shall be deemed to be primarily liable on any agreement, document or instrument evidencing any Secured Obligation and will for all purposes be deemed to be a party to any such writing whether or not the undersigned has specifically executed or endorsed such writing.

II. Continuing Nature of Guaranty

2.1 This Guaranty is a continuing guaranty and shall in all respects be valid and enforceable without regard to the form or the amount of the Secured Obligations in existence at any time.

III. Absolute, Unconditional, Joint and Several Nature of Guaranty

3.1 The obligations of Guarantor hereunder are absolute and unconditional, and shall be joint and several with each other party that may be liable, directly or indirectly, for the payment or performance of any of the Secured Obligations. Guarantor shall not be released from any obligations under or in respect of this Guaranty for any reason, nor shall such obligations be reduced, diminished or discharged for any reason, including:

(a) Modifications and Indulgences. Any modifications, renewals, or alterations of any agreement, document or instrument relating to any Secured Obligation, or any indulgences, adjustments, preferences, extensions or compromises made by Secured Party in favor of Grantor or Guarantor or any other party.

(b) Condition of Grantor or Guarantor. Any insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or similar proceeding affecting Grantor or Guarantor; any sale, lease or other disposition of any of the assets of Grantor or Guarantor; any reorganization of, or change in the composition of the ownership of Grantor; or any termination of, or other change in, the relationship between Grantor and Guarantor.

(c) Invalidity of Secured Obligations or Other Agreements. The invalidity, illegality or unenforceability of any Secured Obligation for any reason whatsoever, including, but not limited to: the existence of valid defenses, counterclaims or off-sets to any Secured Obligation; the violation of applicable usury or other laws by any Secured Obligation; or the lack of authenticity or genuineness of any document or instrument relating to the Secured Obligations. This Guaranty shall be in addition to any other guaranty or other security for the Secured Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity or unenforceability of any such other guaranty or security.

(d) Release of Grantor. Any complete or partial release of Grantor or any other party liable for any Secured Obligation for any reason.

(e) Release and Care of Collateral: Status of Liens. Any release, surrender, exchange, deterioration, waste, loss or impairment of any real or personal property transferred or assigned by any party as collateral securing payment of any Secured Obligation (“Collateral”), whether negligent or willful; the failure of Secured Party or any other party to exercise reasonable care in the preservation, protection, sale or other treatment of any of the Collateral; the failure of Secured Party to create or properly perfect any mortgage, pledge, transfer or assignment of any Collateral intended to be given by or for the benefit of the Grantor in connection with any Secured Obligation (“Lien”); the unenforceability of any Lien; the subordination of any Lien to any other lien or encumbrance; or the taking or accepting by Secured Party of any other security for, or assurance of payment of, any Secured Obligation.

(f) Other Action or Inaction. Any other action or inaction on the part of Secured Party, whether or not such action or inaction prejudices Guarantor or increases the likelihood that Guarantor will be required to pay or perform any Secured Obligation pursuant to the terms hereof.

It is the obligation of Guarantor to discharge the Secured Obligations when due, notwithstanding any occurrence, circumstance, event, action or omission whatsoever, whether or not particularly described herein. Guarantor is not entering into this Guaranty in reliance on the value or the availability of any of the Collateral. Guarantor acknowledges that Guarantor may be required to pay the Secured Obligations, in full, without the assistance or support of any other party. Guarantor has not been induced to enter into this Guaranty on the basis that any party other than Grantor will be liable to perform any Secured Obligations or that Secured Party will look to any other party to perform any Secured Obligation. Secured Party may release, or settle with, the Grantor or any Guarantor or any other party liable, directly or indirectly, for the performance of any Secured Obligation, all without affecting the liability of any other party to this Guaranty. To the extent that this Guaranty is secured by property of Guarantor, Secured Party shall not be obligated to release its security interest in such property until all applicable preference periods have passed with respect to payments of Secured Obligations made to Secured Party.

IV. Default; Performance of Secured Obligations

4.1 If Grantor defaults in the payment or performance of any Secured Obligation, if there exists any event or condition which, with notice and/or the passage of time, would constitute a default under any document, agreement or instrument evidencing a Secured Obligation, or if there is a liquidation, bankruptcy, assignment for the benefit of creditors or similar proceeding affecting the status, existence, assets or obligations of Grantor or any Guarantor or other party liable to Secured Party in respect of the Secured Obligations, then the obligations of Guarantor hereunder shall, at the option of Secured Party, become immediately due and payable and Guarantor shall pay directly to Secured Party the sums which Grantor is obligated to pay to Secured Party, whether by acceleration or otherwise, and promptly perform all other Secured Obligations. Guarantor shall be liable, as principal obligor and not as a surety or guarantor only, for all attorneys’ fees and other costs and expenses incurred by Secured Party in connection with Secured Party’s enforcement of this Guaranty, together with interest on all amounts recoverable under this Guaranty, compounded monthly in arrears, from the time such amounts become due and payable until the date of payment at the lesser of Secured Party’s then current late charge rate of interest or the highest rate permitted by applicable law. If Secured Party is required to return any payment made to Secured Party by or on behalf of Grantor, whether as a result of Grantor’s bankruptcy, reorganization or otherwise, Guarantor acknowledges that this Guaranty covers all such amounts, notwithstanding that the original of this Guaranty may have been returned to Guarantor and/or otherwise canceled.

V. Waivers

5.1 Guarantor waives:

(a) Action Against Others. Any right to require Secured Party to: institute suit or exhaust remedies against Grantor or any other party liable for any Secured Obligation; enforce Secured Party’s rights in any of the Collateral or other security which is at any time given to secure any Secured Obligation; enforce Secured Party’s rights against any other Guarantor or any other party liable on any Secured Obligation; join Grantor or any other party liable for any Secured Obligation in any action seeking to enforce this Guaranty; or exhaust any other remedies available to Secured Party or resort to any other means of obtaining payment or performance of any Secured Obligation.

(b) Notices. Notice of the execution, delivery or acceptance by Secured Party, Grantor or any other party, of this Guaranty or any document, agreement or instrument evidencing any Secured Obligation; notice of the amount of credit extended by Secured Party to Grantor at any time, whether primary or secondary; notice of modifications or extensions of any Secured Obligation; notice of defaults, or other non-performance by Grantor in connection with any Secured Obligation; notice of the transfer or disposition by Secured Party of any Secured Obligation; notice of the repossession, sale or other disposition of any of the Collateral; notice of the acceptance of this Guaranty by Secured Party; demand and presentation for payment upon Grantor or any other party liable for any Secured Obligation; protest, notice of intention to accelerate or notice of acceleration of any Secured Obligation, notice of protest and diligence in bringing suit against Grantor or any other party; and any other action or inaction on the part of Secured Party in connection with this Guaranty or any Secured Obligation.

(c) Subrogation. Any right which Guarantor may at any time have against Grantor, or any other party liable for any Secured Obligation, as a result of the performance by Guarantor of its obligations under this Guaranty, including, but not limited to contractual, statutory and common law rights of subrogation, reimbursement, indemnification, set-off or contribution, until all Secured Obligations owing to Secured Party have been paid and performed in full.

(d) Suretyship Defenses. Any defenses which Guarantor may have or assert against the enforcement of this Guaranty or any Secured Obligation based upon suretyship principles or any impairment of Collateral.

VI. Representations and Warranties

Guarantor represents and warrants to Secured Party that:

(a) Benefit. Guarantor has received, or will receive, substantial benefit from the agreements and transactions giving rise to the Secured Obligations and this Guaranty.

(b) No Representations Made by Secured Party. Neither Secured Party nor any other party has made any representation, warranty or statement to Guarantor in order to induce Guarantor to execute this Guaranty.

(c) Access to Information. Guarantor has adequate means to obtain continuing and sufficient information concerning the financial and business condition of the Grantor and other parties liable in respect of the Secured Obligations.

(d) Financial Condition; Solvency. As of the date hereof, and after giving effect to this Guaranty and the contingent obligations contained herein, Guarantor is solvent and has assets which, when fairly valued, exceed his liabilities.

(e) Organization; Authority. Guarantor is a corporation duly organized and validly existing under the laws of Ohio with full corporate power and authority to execute, deliver and perform this Continuing Guaranty, the Pledge and Assignment Agreement, the Note, Security Agreement and the Secured Obligations, to conduct the Business, to own its properties and to consummate the Contemplated Transactions. This Guaranty, the Pledge and Assignment Agreement, the Note, Security Agreement and the performance of all Secured Obligations have been duly authorized by all necessary corporate action of the Guarantor and its stockholders and constitute legal, valid and binding obligations of the Guarantor, enforceable against it in accordance with their respective terms.

(f) No Conflicts. Neither the execution and delivery of this Guaranty, the Pledge and Assignment Agreement, the Note, Security Agreement and nor the performance by Guarantor of all Secured Obligations Agreement will violate, conflict with, give rise to any termination right or result in an Encumbrance under (a) any provision of the Certificate or By-laws of the Corporation, (b) any agreement or commitment to which the Guarantor is a party, or (c) any law, rule, regulation or order of any court or other Governmental Agency applicable to the Corporation.

(g) Capitalization. Immediately after consummation of the Pledge Agreement and Assignment, the issued capital stock of the Guarantor will consist of 5,122,460 shares of common stock, par value $0.001 per share (the “COMMON SHARES”)

(i) All of the outstanding Shares of the Corporation have been duly authorized and, upon consummation of the Contemplated Transactions at the Closings, the Common Shares will be validly issued, fully paid and non-assessable and issued free and clear of all Encumbrances, will be issued in compliance with all federal and state securities laws, subject to the filing of a Form D and any state securities filings. All of the Common Shares reserved for issuance upon exercise of any conversion privileges under the Note or pledged as collateral under the Pledge and Assignment Agreement have been duly authorized and, upon such exercise and issuance, will be validly issued, fully paid and non-assessable and free and clear of all Encumbrances No legend or other reference to any purported Encumbrance appears or will appear upon any certificate representing any Shares of the Corporation, except as required by applicable federal and state securities laws. There are no outstanding options, agreements, warrants, rights or commitments of any kind relating to the issuance, registration, transfer, redemption, voting, or purchase of any Shares or any other equity securities or securities convertible into or exchangeable for equity securities of the Grantor. None of the outstanding Shares was issued in violation of applicable law, preemptive right or agreement. The Guarantor has no obligation to acquire any of its securities or to pay any dividend or make any distribution with respect thereto. There will be, no preemptive or similar rights to purchase or otherwise acquire any shares of capital stock of the Corporation pursuant to any provision of law, the Certificate of Incorporation of the Corporation, as amended, or the By-laws of the Corporation or any agreement or commitment to which the Corporation is a party or is subject to or bound, or otherwise.

(h) Qualifications of the Guarantor. The Guarantor is qualified as a foreign corporation to do business in every jurisdiction where it is currently doing business except where the failure to be so qualified is not likely to have a Material Adverse Effect. Except for the Subsidiaries that it currently owns or has an interest, the Guarantor has no Subsidiaries and does not own, or have any agreement or commitment, to acquire, any stock of any Person or any other direct or indirect equity or ownership interest in any other Person or business.

(i) Approvals of Governmental Agencies. No approval or authorization of, or filing or registration with, or notice to, any Governmental Agency is required to be obtained or made by the Guarantor in connection with this Guaranty or the performance of any of the Secured Obligations, except for the filing of a Form D with the Securities and Exchange Commission and with the securities division of any other applicable jurisdiction.

(j) Other Consents. Other than authority granted by the Guarantor’s Board of Directors, no consent of or notice to any Person is required to be obtained or made by the Guarantor in connection with this Agreement or the Contemplated Transactions.

(k) Financial Statements. Copies of unaudited financial statements of the Guarantor, including balance sheets and statements of income and cash flows as of December 31, 2002 and for the respective periods then ended, have been provided to the Secured Party in connection with this transaction (the balance sheet of the Guarantor as of December 31, 2002 (the “BALANCE SHEET DATE”), is referred to herein as the “BALANCE SHEET”). The financial statements so provided are true and complete in all material respects and fairly present the consolidated assets, liabilities, financial condition and results of operations of the Guarantor as at the dates thereof and for the periods therein referred to, subject to the absence of footnotes and to year-end audit adjustments.

(l) No Undisclosed Liabilities. Guarantor has no liabilities or obligations of any nature, whether direct, indirect, contingent or otherwise, that were not fully reflected or reserved against in the Balance Sheet, except for immaterial liabilities and obligations not exceeding $25,000 in the aggregate incurred in the ordinary course of business and consistent with past practice since the date thereof.

(m) Litigation. There is no action, suit, proceeding or (to the best of the Guarantor’s knowledge) investigation pending by or before any court or Governmental Agency and (to the best of the Guarantor’s knowledge) there is no claim or action overtly threatened against the Guarantor, this Guaranty or the Contemplated Transactions, which could have a Material Adverse Effect. There is no judgment or order of a court of law to which the Corporation or its assets is directly subject.

(n) Taxes. The Guarantor has filed on a timely basis all Tax Returns required to be filed on or before the date hereof pursuant to all applicable laws or regulations of each Governmental Agency having jurisdiction over it. The Corporation has paid, or established a reserve set forth on the Balance Sheet to the extent required by United States generally accepted accounting principles consistently applied for, all Taxes due, including, without limitation, pursuant to those Tax Returns, or pursuant to any assessment received by it, except for such Taxes which are being contested and as to which adequate reserves have been provided in the Balance Sheet. The Guarantor has not requested any extension of time for the payment of Taxes. To the best of the Guarantor’s knowledge, there exists no proposed tax assessment or tax audit against or affecting the Corporation. All Taxes that the Guarantor has been required by law to withhold or collect have been duly withheld or collected and paid or will be timely paid to the proper Governmental Agency. All Tax Returns filed by the Guarantor are true, correct and complete in all material respects.

(o) Changes in Circumstances. Since the Balance Sheet Date, the Guarantor has not (i) sold, transferred or otherwise disposed of any of its properties or assets outside the ordinary course of its business consistent with past practice, (ii) mortgaged, pledged or subjected to any Encumbrance any of its properties or assets other than in the ordinary course of its business consistent with past practice, (iii) acquired any properties or assets outside the ordinary course of its business consistent with past practice, (iv) sustained any material damage, loss or destruction of or to any of its assets or properties (whether or not covered by insurance), (v) entered into any transaction or otherwise conducted any business other than in the ordinary course of its business consistent with past practice, (vi) entered into, modified, amended, canceled or terminated any Contracts or any employee benefit plan under circumstances which could reasonably be anticipated to cause a Material Adverse Change, (vii) declared or paid any dividend or made any other distribution to its shareholders or repurchased any of its outstanding shares of capital stock, (viii) made any loan to any Person, or (ix) agreed to or obligated itself to take any of the actions identified in clauses (i) through (viii) above. Since the Balance Sheet Date, there has not been any material adverse change in the business, assets, results of operations, financial condition or, to the best of the Corporation’s knowledge, prospects of the Corporation (a “MATERIAL ADVERSE CHANGE”).

(p) Patents, Trademarks and Trade Names.

The Guarantor owns valid, enforceable and transferable rights in all trademarks, patents, service marks, trade names, copyrights (including registrations, licenses and applications pertaining thereto) or confidential or proprietary technology, know-how, trade secrets, formulae or processes (including proprietary software) (the “INTELLECTUAL PROPERTY”) used by it in the Business. The Intellectual Property rights owned by the Guarantor include all rights necessary for the operation of the Business as presently conducted and, to the best of the Corporation’s knowledge, as proposed to be conducted in the Business Plan, and such rights will not cease to be valid by reason of the execution, delivery and performance of this Agreement and the consummation of the Contemplated Transactions. All of the Intellectual Property used by the Corporation in the Business is owned by it free and clear of any Encumbrance.

The Intellectual Property includes, without limitation, the pending and registered trademarks and service marks, the reserved trade names, the registered copyrights, and the filed patent applications and issued patents. Exhibit A sets forth: (i) for each patent, the number and subject matter for each country in which such patent has been issued or, if applicable, the application number, date of filing and subject matter for each country; (ii) for each trademark, trade name or service mark, the application serial number or registration number; and (iii) for each copyright, the name and number. True, complete and correct copies of all patents, trademarks, trade names and service marks (including pending applications) owned, controlled, created or used by or on behalf of the Guarantor have been provided to the Investor prior to the Closing.

The Guarantor has no obligation to compensate any Person for the use of any Intellectual Property, and the Guarantor has not granted to any Person any license, option or other rights to use in any manner any of its Intellectual Property, whether requiring the payment of royalties or not, outside the ordinary course of business, except for licenses to its customers.

There are no pending or, to the best of the Guarantor’s knowledge, overtly threatened claims of patent, trade name, trademark or copyright infringement, or of misappropriation or misuse of trade secrets or confidential information, against the Corporation. No Person has notified the Guarantor that it is claiming any ownership of or right to use any of the Intellectual Property. To the best knowledge of the Guarantor, no Person is infringing or misappropriating any such Intellectual Property in any way. To the best of the Guarantor’s knowledge, the use of the Intellectual Property by the Guarantor and the conduct of the Business do not and will not conflict with, infringe or otherwise violate the valid intellectual property rights of any other Person.

The Guarantor has promulgated and used its best efforts to enforce a trade secret protection program adequate to protect its trade secrets in the Intellectual Property. To the best knowledge of the Guarantor, there has been no material violation of such program by any person or entity. The Guarantor’s proprietary technology and online content (1) have at all times been maintained in confidence and (2) have been disclosed by the Guarantor only to employees and consultants in connection with the performance of their duties to the Guarantor.

All Persons, including without limitation, employees, agents, consultants and contractors, who have contributed to or participated in the conception and development of the Guarantor’s proprietary technology and online content on behalf of the Guarantor either (1) have been party to a “work-for-hire” arrangement or agreement with the Guarantor in accordance with applicable federal and state law, that has accorded the Guarantor full, effective, exclusive, and original ownership of all tangible and intangible property thereby arising, or (2) have executed appropriate instruments of assignment in favor of the Guarantor as assignee that have conveyed to the Guarantor full, effective, and exclusive ownership of all tangible and intangible property thereby arising.

(q) Leases. Any and all leases pursuant to which the Corporation leases (as lessee or lessor) any real or personal property are valid, binding and enforceable in accordance with their terms, and are in full force and effect; there are no existing defaults by the Corporation or (to the best of the Corporation’s knowledge) any other party, under any of such leases or agreements which are reasonably likely to have a Material Adverse Effect.

(r) Contracts and Commitments. All agreements and commitments which the Corporation currently has in effect (collectively, the “CONTRACTS”), to wit:

any agreements or commitments which require the making of any charitable contributions;

any purchase agreements or purchase commitments that will continue for a period of more than 90 days or involve more than $25,000 per year per contract, or are in excess of the normal requirements of its business or at any price substantially in excess of fair market value and its prior purchasing practices;

any agreements or commitments with officers, employees, consultants, advisors, distributors or dealers that are not cancelable by it on notice of not longer than 90 days and without liability or any collective bargaining agreement;

any employment agreement or commitment, non-compete, intellectual property ownership or confidentiality agreement, or any other agreement or commitment that contains any severance or termination pay, liabilities or obligations;

any indebtedness for borrowed money, promissory notes or other debt instruments, or any guarantee of any indebtedness or other obligations of others;

any security agreement or other agreement or commitment that creates any Encumbrance on any of its properties or assets;

any agreement or commitment requiring the payment of more than $25,000, individually or in the aggregate, to make any capital expenditures or to acquire any property or assets;

any agreement with a stockholder of the Corporation or any Relative thereof, except for the Restated Shareholders Agreement and Restated Registration Rights Agreement;

any employee welfare or retirement benefit plan as defined in the Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”);

any agreement with any customer or supplier which is material to the business of the Corporation; or

any agreement, commitment or restriction otherwise material to the Corporation’s assets, liabilities or business.

The Corporation has performed all of its obligations required to be performed through the date of Closing under each Contract and the Corporation is not in breach or default in any respect thereunder nor has any event or circumstance occurred which, with notice or lapse of time or both, would constitute any such breach or default, except in any such case for such breaches or defaults which, individually or in the aggregate, do not have a material adverse effect on the business, assets, results of operations, financial condition, or, to the best of the Corporation’s knowledge, prospects of the Corporation (a “MATERIAL ADVERSE EFFECT”). To the best of the Corporation’s knowledge, none of the other parties to any Contract is in breach or default in any respect thereunder nor has any event or circumstance occurred which, with notice or lapse of time or both, would constitute any such breach or default, except in any such case for such breaches or defaults which, individually or in the aggregate, do not have a Material Adverse Effect. Neither the Corporation nor any officer, director, employee, or agent of the Corporation (or any Person acting on behalf of any of the foregoing) has failed to perform its obligations in any material respect under any Contract with the United States government or any agency or department thereof.

(s) Insurance. All policies of insurance covering the Corporation or all or any portion of its property and assets are in full force and effect, all premiums covering all periods up to the date hereof have been paid and no notice of cancellation or termination has been received with respect to any such policy. Such policies are in compliance with all agreements to which the Corporation or any of its Subsidiaries is a party, are valid and enforceable, will remain in full force and effect during the term of the Note and while Guarantor remains liable under this Guaranty without the payment of additional premiums and will not be affected by the Contemplated Transactions.

(t) Labor Relations. There is no labor strike currently pending or threatened against or affecting the Corporation. The Corporation has no collective bargaining agreement and has experienced no work stoppage. No collective bargaining agreement is currently being negotiated, and no union representation issue currently exists.

(u) Compliance with Law.

The operations of the Corporation have been conducted in all material respects in accordance with, and the Corporation is in compliance in all material respects with, all applicable laws and regulations, including without limitation those which relate to:

giving or agreeing to give any gift or similar benefit of more than nominal value on behalf of the Corporation to any customer, supplier, employee or official of any Governmental Authority (domestic or foreign), to induce the recipient or his employer to do business, grant favorable treatment or compromise or forego any claim;

making any payment which might be improper under prevailing United States laws (regardless of the jurisdiction in which such payment was made) to promote or retain sales or to help, procure or maintain good relations with suppliers;

engaging in any activity which would constitute a violation of the federal or applicable state antitrust laws;

dealings with the United States government or any agency or department thereof, including, but not limited to, any law with respect to conspiracy to defraud, false claims, conspiracy to defraud the United States, embezzlement or theft of public money, fraud and false statements, false demands against the United States, mail fraud, wire fraud, RICO and truth in negotiations; or

pollution or protection of the environment, including emissions, discharges or releases of contaminants, or hazardous or toxic materials or wastes into air, water or land, or otherwise relating to the distribution, use, storage, disposal, transport or handling of pollutants, contaminants or hazardous or toxic material or waste.

The Corporation has not received any notification of any asserted present or past failure to comply with any such law or regulation. To the best of the Corporation’s knowledge, no gift or benefit is required in connection with the operations of the Corporation or its business to avoid any fine, penalty, cost, expense or Material Adverse Change. The Corporation has all licenses, permits and approvals from Governmental Agencies required under all applicable laws and regulations for the conduct of the Business (except for those which the failure to have, individually or in the aggregate, will not have a Material Adverse Effect) and is not in violation of any of them, other than violations, individually or in the aggregate, which will not have a Material Adverse Effect. Each license, permit and approval is in full force and effect, and, to the best of the Corporation’s Knowledge, no suspension or cancellation has been threatened.

To the Corporation’s best knowledge, none of the directors, officers, or Key Employees of the Corporation has been (i) arrested for or convicted of any material crime, including any felony or crime of moral turpitude (whether material or not), (ii) indicted or (iii) adjudged bankrupt, and none of the directors, officers, or Key Employees of the Corporation has served as an officer or director of a bankrupt entity and none has been restricted in any way from bidding on contracts with the government of the United States.

The Corporation is in full compliance with the Immigration Reform and Control Act of 1986, as amended, and all employees or independent contractors who are not United States citizens and who work in the United States are (i) named in Exhibit 2.17, (ii) currently authorized under United States immigration laws to hold United States employment as described in Exhibit 2.17, (iii) will continue to have such employment authorization throughout the term of this Agreement and (iv) otherwise in compliance with United States immigration laws.

(v) Employee Matters. The Corporation is not aware that any Key Employee, or that any group of Key Employees, intends to terminate his or her employment with the Corporation, nor does the Corporation have a present intention to terminate the employment of any of the foregoing. The Corporation is in compliance with all applicable laws and regulations (including those of the United States) respecting labor, employment, fair employment practices, terms and conditions of employment, and wages and hours, except for violations, individually or in the aggregate, which are not reasonably likely to have a Material Adverse Effect, and there are no charges of employment discrimination or unfair labor practices pending, or, to the best knowledge of the Corporation, threatened against, the Corporation.

(w) Brokerage Fees, Etc. No Person has any claim for brokerage fees, commissions or similar payments with respect to the Contemplated Transactions based upon any agreement or understanding made by the Corporation.

(x) Affiliated Transactions. To the best of the Corporation’s knowledge, none of the officers, directors, Key Employees, stockholders, or Relatives of any of the foregoing, nor any Person controlled by any of them, has any interest (other than as a non-controlling holder of securities of a publicly-traded company), either directly or indirectly, in any Person (whether as an employee, officer, director, shareholder, agent, independent contractor, security holder, creditor, consultant or otherwise) that currently (i) provides any services or designs, produces or sells any products or product lines, or engages in any activity which is the same, similar to or competitive with any activity or business in which the Corporation is now engaged; (ii) is a supplier of, customer of, creditor of, or has an existing contractual relationship with, the Corporation; or (iii) has any direct or indirect interest in any asset or property used by the Corporation or any property, real or personal, tangible or intangible, that is necessary or desirable for the conduct of the business of the Corporation.

(y) Title to Properties; Encumbrances. The Corporation has good and valid title to all the properties and assets that the Corporation purports to own, including those reflected in the Balance Sheet (except for those sold since the date of the Balance Sheet in the ordinary course of business and consistent with past practice) and those purchased or otherwise acquired by the Corporation since the date of the Balance Sheet. All properties and assets of the

Corporation (including, without limitation, those reflected in the Balance Sheet) are free and clear of all Encumbrances except as listed on Exhibit 2.21, and applicable zoning laws do not impair the current use of such property. The Corporation does not own any real property. Except for minor encroachments of an immaterial nature which do not adversely affect the value of such buildings, all buildings used by the Corporation lie wholly within the boundaries of the real property owned or leased by it and do not encroach upon the property of others. The properties and assets of the Corporation permit the Corporation to conduct the Business in the same manner as it has been conducted up to the date of Closing.

(z) No Expropriation. To the best knowledge of the Corporation, no property owned or leased by the Corporation is being expropriated by any Governmental Agency with or without compensation, nor has any such expropriation been proposed.

(aa) Employee Benefit Plans, Employment and Related Agreements.

Each employee benefit plan, as defined in Section 3(3) of ERISA, maintained currently or in the past by the Corporation (the “COMPANY BENEFIT PLANS”) has been operated and administered in all material respects in accordance with all applicable requirements of ERISA and the Code. The terms and conditions of each Company Benefit Plan conform in all material respects with all applicable provisions of ERISA and the Code. Each Company Benefit Plan which is an employee pension benefit plan, as defined in Section 3(2) of ERISA, and which is intended to be “qualified” within the meaning of Section 401 (a) of the Code (“COMPANY PENSION PLAN”), has been determined by the Internal Revenue Service to be so qualified. The Corporation has no knowledge of any action or claim of any kind (other than routine claims for benefits) that has been asserted or threatened against any Company Pension Plan, or the assets thereof, or against any fiduciary of such a plan; and the Corporation has no knowledge of any investigation or administrative review of a Company Pension Plan which could result in the imposition of any penalty or assessment.

None of the Company Pension Plans which is subject to Title IV of ERISA has completely or partially terminated, or been the subject of a reportable event as defined in Section 4043 of ERISA. No liability under Subtitle D of Title IV of ERISA has been incurred by the Corporation with respect to a Company Pension Plan.

The actuarial present value of the total accrued benefits under each Company Pension Plan which is a defined benefit pension plan did not, as of its latest valuation date, exceed the fair market value of the total assets of the plan, based upon the actuarial assumptions and methods used to fund the plan and determined on an ongoing basis. No Company Pension Plan has incurred any accumulated funding deficiency (whether or not waived) as defined in Section 412 of the Code.

Except as shown on Exhibit 2.23, there are no multi-employer plans, as defined in Section 4001(a)(3) of ERISA, to which the Corporation contributes, or under which the Corporation has any present or future obligation or liability.

No Company Benefit Plan provides health, life or other similar coverage to employees beyond the termination of their employment with the Corporation, other than coverage that is required under Section 4980B of the Code, or under the continuation of coverage provisions of the laws of any state.

No Company Benefit Plan is funded by, or associated with, a “voluntary employees’ beneficiary association” within the meaning of Section 501(c)(9) of the Code.

The Corporation has filed or caused to be filed on a timely basis all returns, reports (including Form 5500), statements, notices, declarations and other documents required by any federal, state, local or foreign governmental agency (including without limitation the Internal Revenue Service, the Department of Labor, the Pension Benefit Guaranty Corporation and the Securities & Exchange Commission) with respect to each Company Benefit Plan. The Corporation has delivered or caused to be delivered to every participant, beneficiary and every other party entitled to such material all plan descriptions, returns, reports, notices, statements and similar materials including, without limitation, summary plan descriptions and reports as are required under Title I of ERISA and the Code.

The consummation of the Contemplated Transactions will not increase nor accelerate the time of payment or vesting of any compensation due to any current or former employee of the Corporation, or result in the payment or series of payments by the Corporation to any person of an “excess parachute payment” within the meaning of Section 280G of the Code.

(bb) Disclosure. The Corporation has, to the best of its knowledge, fully responded to all requests for information. No information in this Agreement or in any Exhibit attached to this Agreement contains or will contain any untrue statement of a material fact or when considered together with all such information delivered to the Investor omits to state any material fact necessary in order to make the statements made in the light of the circumstances under which they were made, when taken as a whole, not misleading. The disclosures made in writing by the Corporation in connection with this Agreement when read in the light of the circumstances when made and taken as a whole, did not when made contain any untrue statement of a material fact nor omit to state a material fact necessary to make the statements made therein not misleading.

(cc) No Violations. This Guaranty constitutes a legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms. The execution, delivery and performance of this Guaranty by the Guarantor will not (i) violate any provision of any Applicable Law, (ii) conflict with, result in a breach of or constitute a default under any contract or obligation to which the Grantor is a party. There is no lawsuit, tax claim or other dispute pending or threatened against the Guarantor, which, if lost, would impair the Guarantor’s financial condition or ability to pay the amounts due under the Promissory Note and Security Agreement. The Guarantor is not in default on any obligation for borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.

VII. Subordination

7.1 Guarantor further agrees that: (i) all present and future indebtedness of Grantor to Guarantor (“Subordinated Debt”) shall be and hereby is subordinated to, assigned and transferred to Secured Party and pledged and made security for the payment of the Secured Obligations; (ii) Guarantor shall not demand, nor accept from Grantor or any other person, any payment or transfer of property on account of the Subordinated Debt and shall not cancel, set-off or otherwise discharge any part of the Subordinated Debt; (iii) Guarantor contemporaneously herewith and from time to time hereafter shall on request deliver to Secured Party any and all documents, instruments, notes or certificates evidencing any such indebtedness, and shall execute such further agreements, endorsements, financing statements, assignments or other proper transfers as Secured Party may request to further evidence the assignment of Subordinated Debt and the perfection of Secured Party’s security interest therein; and (iv) Guarantor hereby appoints Secured Party and each of its duly authorized officers as Guarantor’s attorney to demand and enforce payment in any way of Subordinated Debt, to prove all claims, receive all interest or dividends and take all other action, either in the name of Secured Party or of Guarantor, in respect of Subordinated Debt in any liquidation or any proceedings whatsoever affecting Grantor or his property under any bankruptcy or other laws now or hereafter in effect for the relief of debtors, and in general to do any act or take any action in regard to Subordinated Debt which Guarantor might otherwise do. Notwithstanding the foregoing, so long as there is no event of default under any agreement associated with the Secured Obligations or the Subordinated Debt, Guarantor may receive and Grantor may pay (but not prepay) scheduled installment payments of principal and/or interest from Grantor strictly in accordance with the terms of the documents and instruments evidencing the Subordinated Debt, provided, however, that in no event may any Subordinated Debt be prepaid (whether or not permitted or contemplated by the terms of such documents or instruments) without the prior written consent of Secured Party. Upon the request of Secured Party, Guarantor shall deliver to Secured Party a certified statement of the outstanding Subordinated Debt, specifying in detail the time at which permitted payments were made, if any.

VIII. Governing Law; Miscellaneous

8.1 THIS GUARANTY AND THE LEGAL RELATIONS OF THE PARTIES HERETO SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF OHIO, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. GUARANTOR CONSENTS TO THE JURISDICTION AND VENUE OF OHIO COURTS IN CONNECTION WITH SECURED PARTY’S ENFORCEMENT OF ANY OBLIGATIONS UNDER OR IN RESPECT OF THIS GUARANTY. GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS GUARANTY. Time is of the essence in the payment and performance of all Secured Obligations and all of Guarantor’s obligations and liabilities owing to Secured Party hereunder. This Guaranty shall not be deemed to create any right in any party except as provided herein and shall inure to the benefit of, and be binding upon, the successors and assigns of Guarantor and Secured Party. This Guaranty constitutes the entire agreement of Guarantor and Secured Party relative to the subject matter hereof, and there are no prior or contemporaneous understandings or agreements, whether oral or in writing, between the parties hereto with respect to the subject matter hereof. No subsequent modification of, or supplement to, this Guaranty shall be enforceable against any party hereto unless the same is in writing and is duly signed by an authorized officer or representative of the party against whom enforcement is sought. Guarantor agrees to maintain a minimum personal net worth of $2,000,000 during the term of this Guaranty. Guarantor agrees that Secured Party may, without the consent of, or notice to, Guarantor, assign all or any portion of this right hereunder to any other party to which all or any portion of the Secured Obligations are transferred, assigned or negotiated (an “Assignee”), and Guarantor shall execute and deliver to Secured Party upon Secured Party’s request such further and additional documents, instruments and assurances as Secured Party deems necessary (a) in order to acknowledge and confirm for the benefit of Secured Party or any Assignee all of the terms and conditions this Guaranty and Secured Party’s or Assignee’s rights with respect thereto, and Guarantor’s compliance with all of the terms and provisions hereof and (b) to preserve, protect and perfect Secured Party’s or Assignee’s right, title or interest hereunder and in any Collateral or other property securing any Secured Obligations or any obligations of Guarantor owing to Secured Party or any Assignee, including without limitation, such UCC financing statements or amendments, corporate resolutions, certificates of compliance, notices of assignment or transfers of interests, and restatements and reaffirmations of Guarantor’s obligations owing to Secured Party or any Assignee and its representations and warranties with respect thereto as of the dates requested by Secured Party from time to time.

The undersigned has executed this Guaranty as of the date set forth below.

Dated as of: January 19, 2004

[SIGNATURE PAGE FOLLOWS]

SIGNED AND DELIVERED AS OF THIS 19th day of January, 2004.

GUARANTOR: Global Energy, Inc.

/s/ Harry H. Graves
By:	Harry H. Graves
President

STATE OF OHIO	)
	)	ss
COUNTY OF HAMILTON	)

Subscribed, sworn to and acknowledged before me this 19th day of January, 2004 by Harry H. Graves, President of Global Energy, Inc. who personally appeared before me on behalf of said corporation and acknowledged his signature to be the voluntary act and deed of said corporation.

Witness my hand and official seal.

/s/ Katherine D. Goldsmith
Notary Public My Commission expires:

Katherine Doggett Goldsmith, Attorney at Law NOTARY PUBLIC - STATE OF OHIO My Commission has no expiration date. Section 147.03 O.R.C.

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